GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Rising Dividend Growth Fund

(the “Fund”)

Supplement dated October 31, 2014 to the

Prospectus dated February 28, 2014, as supplemented to date (the “Prospectus”)

Effective on November 1, 2014, Michael W. Nix will serve as a portfolio manager for the Fund.

Accordingly, effective on November 1, 2014, the following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Rising Dividend Growth Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers:  Jere Estes, Portfolio Manager of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2004); C. Troy Shaver, Jr., Portfolio Manager of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2010); Ying Wang, CFA, Portfolio Manager of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2011); and Michael W. Nix, CFA, Portfolio Manager of DAC, has managed the Fund since 2014.

Effective on November 1, 2014, the following row is added to the table under the Rising Dividend Growth Fund Sub-Adviser Portfolio Management Team subsection in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Michael W. Nix, CFA Managing Director, DAC	Portfolio Manager— Rising Dividend Growth	Since 2014	Mr. Nix has been a Managing Director of Investment Strategy at DAC since 2013. He has served as a member of the Investment Committee and Portfolio Manager for DAC’s separately managed account (SMA) platform and is responsible for the oversight of the Research Team of the firm’s equity and MLP products. Prior to joining DAC, Mr. Nix spent 15 years as a Principal with Greenwood Capital, LLC where he served as Co-Chief Investment Officer and product manager for both SMA and mutual fund products.

This Supplement should be retained with your Prospectus for future reference.

RDGPMSTK 11-14